                                                                    Exhibit 10.4



--------------------------------------------------------------------------------


                                1999-A SUPPLEMENT

                                       to

                               SERVICING AGREEMENT
                           dated as of April 1, 1998,

                                      Among

                                   HVT, INC.,
                as Origination Trustee of the HONDA LEASE TRUST,

                              HONDA TITLING A L.P.
                                       and
                              HONDA TITLING B L.P.,
                              as UTI Beneficiaries,


                       AMERICAN HONDA FINANCE CORPORATION,
                                  as Servicer,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                                 as Trust Agent




                    -----------------------------------------

                            Dated as of July 1, 1999
                    -----------------------------------------


--------------------------------------------------------------------------------

                              1999-A SUPPLEMENT TO
                               SERVICING AGREEMENT


         This 1999-A Supplement (as amended, supplemented or restated from time to time, the "1999-A Servicing Supplement"), dated as of July 1, 1999, to the Servicing Agreement, dated as of April 1, 1998, is among HVT, Inc., a Delaware corporation, as origination trustee (the "Origination Trustee") of the Honda Lease Trust, a Delaware business trust (the "Origination Trust"), Honda Titling A L.P. ("HTA LP") and Honda Titling B L.P. ("HTB LP"), each a Delaware limited partnership, as grantors and initial beneficiaries (in such capacities, the "Grantors" and the "UTI Beneficiaries", respectively), American Honda Finance Corporation, a California corporation, as servicer (in such capacity, the "Servicer"), and U.S. Bank National Association, a national banking association ("U.S. Bank"), as Trust Agent (in such capacity, the "Trust Agent").

                                    RECITALS

            A. HTA LP and HTB LP, as Grantors and UTI Beneficiaries, the Servicer, the Origination Trustee, the Delaware Trustee, and, for certain limited purposes set forth therein, U.S. Bank, as Trust Agent, have entered into that Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998, amending and restating that certain Trust and Servicing Agreement, dated as of September 1, 1997, among the same parties, amending and restating that certain Trust Agreement, dated July 17, 1997, among the same parties (as supplemented, amended or restated from time to time, the "Origination Trust Agreement"), pursuant to which the Honda Lease Trust (the "Origination Trust") was formed for the purpose of, among other things, taking assignments and conveyances of, and holding in trust and dealing in, various Trust Assets. Capitalized terms used and not defined in these Recitals have the meanings given in the Agreement of Definitions described in Section 7.01 hereof.

            B. The Origination Trust Agreement contemplates that certain of the Trust Assets, other than those previously identified on the Origination Trust's books and records as Other SUBI Assets and allocated to a separate SUBI Sub-Trust, may be allocated to a SUBI Sub-Trust and thenceforth constitute SUBI Assets within such SUBI Sub-Trust, and that in connection with any such allocation the Origination Trustee shall create a SUBI at the direction of the UTI Beneficiaries and shall issue to, or to the order of, the UTI Beneficiaries one or more SUBI Certificates evidencing such SUBI, and the related SUBI Beneficiaries and their permitted assignees generally will be entitled to the net cash flows arising from, but only from, such SUBI Assets.

            C. Concurrently herewith, HTA LP and HTB LP, as Grantors and UTI Beneficiaries, HTC LP and HTD LP, as Transferors, the Servicer, the Origination Trustee, the Delaware Trustee and U.S. Bank, as Trust Agent and, for certain limited purposes set forth therein, as 1999-A Owner Trustee, are entering into that certain 1999-A SUBI Supplement to Second Amended and Restated Trust and Servicing Agreement dated as of July 1, 1999 (as amended, supplemented or restated from time to time, the "1999-A SUBI Supplement"), pursuant to which the parties thereto have agreed to supplement the terms of the Origination

Trust Agreement to cause the Origination Trustee to (i) identify a portfolio of Trust Assets (the "1999-A SUBI Assets") to be designated to a SUBI Portfolio (the "1999-A SUBI Portfolio") (ii) allocate such 1999-A SUBI Assets, along with interests in the 1999-A Residual Value Insurance Proceeds, to a SUBI Sub-Trust (the "1999-A SUBI Sub-Trust"), (iii) create the related 1999-A SUBI and (iv) create and issue to or to the order of (a) HTA LP one certificate representing a 98.01% interest in the 1999-A SUBI Assets (the "HTA LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.99% interest in the 1999-A SUBI Assets (the "HTA LP/HTD LP 1999-A SUBI Certificate"), and (b) HTB LP one certificate representing a 0.99% interest in the 1999-A SUBI Assets (the "HTB LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.01% interest in the 1999-A SUBI Assets (the "HTB LP/HTD LP 1999-A SUBI Certificate" and, together with the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTC LP 1999-A SUBI Certificate, the "HTA LP/HTB LP 1999-A SUBI Certificates").

            D. Pursuant to the 1999-A SUBI Supplement, the parties hereto and thereto desire that, concurrently herewith, U.S. Bank, as securities intermediary (as defined in Section 8-102 of the UCC) (in such capacity, the "1999-A Securities Intermediary"), establish two securities accounts (as defined in Section 8-501 of the UCC) as follows: (i) a securities account in the name of and for the benefit of HTA LP (the "HTA LP 1999-A SUBI Securities Account") pursuant to that certain 1999-A Securities Accounts Control Agreement, dated as of July 1, 1999, between HTA LP, HTB LP, HTC LP, HTD LP, the 1999-A Owner Trustee, the 1999-A Indenture Trustee, the 1999-A Residual Value Insurance Co-Trustee and the 1999-A Securities Intermediary (the "1999-A Securities Accounts Control Agreement"), into which the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTA LP directs the 1999-A Securities Intermediary to debit the HTA LP 1999-A SUBI Securities Account to reflect the transfer of the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization and (ii) a securities account in the name of and for the benefit of HTB LP (the "HTB LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTB LP directs the 1999-A Securities Intermediary to debit the HTB LP 1999-A SUBI Securities Account to reflect the transfer of the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization.

            E. Concurrently herewith, the UTI Beneficiaries, HTC LP and HTD LP are entering into that certain 1999-A SUBI Certificates Purchase and Sale Agreement, dated as of July 1, 1999 (the "1999-A SUBI Certificates Purchase and Sale Agreement"), pursuant to which the UTI Beneficiaries will sell, without recourse, to HTC LP and HTD LP, all of their respective right, title and interest in and to the 1999-A SUBI Assets and the HTA LP/HTB LP 1999-A SUBI Certificates, all monies due thereon and paid thereon in respect thereof and the right to realize on any property that may be deemed to secure the interest in the 1999-A SUBI Assets, and all proceeds thereof from and after July 1, 1999. In connection therewith, and concurrently herewith and therewith, (1) HTA LP will transfer (a) the HTA LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTA LP/HTD LP 1999-A SUBI Certificate to HTD LP, and

(2) HTB LP will transfer (a) the HTB LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTB LP/HTD LP 1999-A SUBI Certificate to HTD LP, all consideration of the pro rata cash payment to the UTI Beneficiaries of an amount equal to the Aggregate Net Investment Value of the 1999-A SUBI Assets at the close of business on June 30, 1999 (the "Cutoff Date"), based on their respective share of the 1999-A SUBI Assets less the cost and expenses of the Securitization and the value of any securities issued in connection with the Securitization and retained by HTC LP and HTD LP.

            F. Concurrently herewith, the 1999-A Securities Intermediary will, by book-entry registration, reallocate the beneficial interests represented by the HTA LP/HTB LP 1999-A SUBI Certificates such that such beneficial interests shall be represented by four new SUBI Certificates as follows: (i) one certificate to HTC LP representing a 98.802% beneficial interest in the 1999-A SUBI Assets (the "HTC LP 1999-A SUBI Certificate"), (ii) one certificate to HTD LP representing a 0.998% beneficial interest in the 1999-A SUBI Assets (the "HTD LP 1999-A SUBI Certificate," and, together with the HTC LP 1999-A SUBI Certificate, the "1999-A SUBI Certificates"), (iii) one certificate to HTC LP representing a 0.198% beneficial interest in the 1999-A SUBI Assets (the "HTC LP Retained 1999-A SUBI Certificate") and (iv) one certificate to HTD LP representing a 0.002% beneficial interest in the 1999-A SUBI Assets (the "HTD LP Retained 1999-A SUBI Certificate," and, together with the HTC LP Retained 1999-A SUBI Certificate, the "Retained 1999-A SUBI Certificates"). The 1999-A SUBI Certificates shall be exclusive of proceeds of the Residual Value Insurance Policy or other residual value insurance policies relating to the 1999-A Contracts and 1999-A Leased Vehicles.

            G. Concurrently herewith, pursuant to the 1999-A SUBI Supplement, the parties thereto have agreed to cause the Origination Trustee to create and issue to or to the order of (i) HTA LP one certificate (the "HTA LP/HTC LP 1999-A Residual Value Insurance Certificate") representing a 98.01% interest in the proceeds of the Residual Value Insurance Policy and any other residual value insurance policy, in each case to the extent that such proceeds relate to the 1999-A Contracts and the 1999-A Leased Vehicles and net of any loss adjustment expenses that may be offset against such proceeds (the "1999-A Residual Value Insurance Proceeds"); (ii) HTA LP one certificate representing a 0.99% interest in the 1999-A Residual Value Insurance Proceeds (the "HTA LP/HTD LP 1999-A Residual Value Insurance Certificate"); (iii) HTB LP one certificate representing a 0.99% interest in the 1999-A Residual Value Insurance Proceeds (the "HTB LP/HTC LP 1999-A Residual Value Insurance Certificate"); and (iv) HTB LP one certificate representing a 0.01% interest in the 1999-A Residual Value Insurance Proceeds (the "HTB LP/HTD LP 1999-A Residual Value Insurance Certificate" and, together with the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate, the "1999-A Residual Value Insurance Certificates").

            H. Concurrently herewith, pursuant to the 1999-A SUBI Certificates Purchase and Sale Agreement, the parties thereto have agreed that HTA LP and HTB LP will transfer, without recourse, to HTC LP and HTD LP all of their respective right, title and interest in and to the 1999-A Residual Value Insurance Proceeds and the 1999-A Residual Value Insurance

Certificates, all monies due thereon and paid thereon in respect thereof and all proceeds thereof. In connection therewith, and concurrently herewith and therewith, (1) HTA LP will transfer (a) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate to HTC LP and (b) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate to HTD LP, and (2) HTB LP will transfer (a) the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate to HTC LP and (b) the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate to HTD LP, all consideration of the delivery by HTC LP and HTD LP to HTA LP and HTB LP of the HTC LP Insurance Premium Subordinated Notes and the HTD LP Insurance Premium Subordinated Notes.

            I. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTC LP (the "HTC LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTC LP directs the 1999-A Securities Intermediary to debit the HTC LP 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate relating to a Securitization involving the 1999-A SUBI.

            J. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTD LP (the "HTD LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTD LP directs the 1999-A Securities Intermediary to debit the HTD LP 1999-A SUBI Securities Account to reflect the transfer of the HTD LP 1999-A SUBI Certificate relating to a Securitization involving the 1999-A SUBI.

            K. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of the 1999-A Securitization Trust (the "99.8% 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTC LP 1999-A SUBI Certificate will be transferred from the HTC LP 1999-A SUBI Securities Account and the HTD LP 1999-A SUBI Certificate will be transferred from the HTD LP 1999-A SUBI Securities Account, respectively, and held until such time as the 1999-A Owner Trustee directs the 1999-A Securities Intermediary to debit the 99.8% 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Certificate to the 1999-A Securitization Trust relating to the Securitization involving the 1999-A SUBI.

            L. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust (the "1999-A Residual Value Insurance Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which (1) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate will be transferred from the HTC LP 1999-A SUBI Securities Account and (2) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate will be transferred from the HTD LP 1999-A SUBI Securities Account.

            M. Concurrently herewith, HTC LP, HTD LP, U.S. Bank, as owner trustee (in such capacity, the "1999-A Owner Trustee"), The Bank of New York, as indenture trustee ("1999-A Indenture Trustee") and Wilmington Trust Company, as Delaware owner trustee (the "Delaware Owner Trustee"), are entering into that certain securitization trust agreement, dated as of July 1, 1999 (the "1999-A Securitization Trust Agreement") to continue the securitization trust (the "1999-A Securitization Trust") created pursuant to the Trust Agreement, dated as of March 4, 1999 by and among HTC LP, the 1999-A Owner Trustee and the Delaware Trustee and by the filing of the Certificate of Trust of the 1999-A Securitization Trust with the Secretary of State of the State of Delaware on March 4, 1999, pursuant to which HTC LP and HTD LP will transfer to the 1999-A Securitization Trust the 1999-A SUBI Certificates and in exchange therefor, the 1999-A Securitization Trust will pledge the 1999-A SUBI Certificates to the 1999-A Indenture Trustee in connection with the Securitization pursuant to the Indenture and will issue the Certificates and deliver the Notes representing interests in the 1999-A Securitization Trust in respect of the 1999-A Note Securitization Trust which will be secured by the 1999-A SUBI Certificates. The HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will be retained by HTC LP and HTD LP, respectively.

            N. Concurrently herewith, and pursuant to the 1999-A Securitization Trust Agreement, HTC LP and HTD LP will transfer, without recourse, to the 1999-A Residual Value Insurance Co-Trust all of their respective right, title and interest in and to the 1999-A Residual Value Insurance Proceeds and the 1999-A Residual Value Insurance Certificates, in consideration of the delivery by the 1999-A Residual Value Insurance Co-Trust to HTC LP and HTD LP of the Co-Trust Insurance Premium Subordinated Notes.

            O. Concurrently herewith, the 1999-A Indenture Trustee and the 1999-A Securitization Trust are entering into that certain indenture, dated as of July 1, 1999 (the "Indenture"), pursuant to which the 1999-A Indenture Trustee will issue the Notes and the 1999-A Securitization Trust will grant a security interest in all of the assets held by the 1999-A Securitization Trust (excluding any interest in respect of the 1999-A Residual Value Insurance Co-Trust), including the 1999-A SUBI Certificates, to the 1999-A Indenture Trustee to secure the 1999-A Securitization Trust's obligations under the Indenture.

            P. The parties hereto desire to supplement the terms of that certain Servicing Agreement, dated as of April 1, 1998, by and among the UTI Beneficiaries, the Servicer and the Origination Trust (the "Servicing Agreement"), insofar as such terms apply to the 1999-A SUBI, the 1999-A SUBI Assets, the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates to provide for further specific servicing obligations that will benefit the SUBI Beneficiaries with respect to the 1999-A SUBI, all as generally contemplated by the Servicing Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and in the Servicing Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereto agree to the following supplemental obligations and provisions with regard to the 1999-A SUBI and the 1999-A SUBI Assets:

                                 ARTICLE SEVEN
                                   DEFINITIONS

         Section 7.01. DEFINITIONS. For all purposes of this 1999-A Servicing Supplement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement of Definitions, dated as of July 1, 1999 (as amended, supplemented or restated from time to time, the "Agreement of Definitions"), by and among HVT, Inc., a Delaware corporation, as origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership. In the event of any conflict between a definition set forth in the Agreement of Definitions and in the Servicing Agreement, the definition set forth in the Agreement of Definitions shall prevail. In the event of any conflict between a definition set forth herein and in the Agreement of Definitions, the definition set forth herein shall prevail.

         Section 7.02. INTERPRETATION. For all purposes of this 1999-A Servicing Supplement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this 1999-A Servicing Supplement include, as appropriate, all genders and the plural as well as the singular, (ii) references to this 1999-A Servicing Supplement include all Exhibits and Schedules hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this 1999-A Servicing Supplement as a whole and not to any particular part, Article or Section within this 1999-A Servicing Supplement,
(iv) references to a section such as "Section 8.01" or an Article such as "Article Eight" shall refer to the applicable Section or Article of this 1999-A Servicing Supplement, (v) the term "include" and all variations thereof shall mean "include without limitation", (vi) the term "or" shall mean "and/or", (vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC,
(viii) the phrase "Origination Trustee, acting on behalf of the Origination Trust," or words of similar import, shall be deemed to refer to the Origination Trustee, acting on behalf of the Honda Lease Trust and all beneficiaries thereof, and (ix) the phrase "1999-A Owner Trustee, acting on behalf of the 1999-A Securitization Trust," or words of similar import, shall be deemed to refer to the 1999-A Owner Trustee, acting on behalf of the Honda Auto Lease Trust 1999-A and all beneficiaries thereof.

                                 ARTICLE EIGHT
                             CREATION OF 1999-A SUBI

         Section 8.01. INITIAL CREATION OF THE 1999-A SUBI PORTFOLIO AND 1999-A
                       SUBI SUB-TRUST; REPRESENTATIONS AND WARRANTIES.

         (a) Pursuant to Section 3.01 of the Origination Trust Agreement and
Section 12.01 of the 1999-A SUBI Supplement, the Origination Trustee has been directed to cause to be identified and allocated on the books and records of the Origination Trust an initial separate portfolio of SUBI Assets consisting of Leases, related Leased Vehicles and other associated Trust Assets specified therein. Pursuant to Section 2.01(a) of the Servicing Agreement, the Origination Trustee, on behalf of the Origination Trust, hereby directs that the Servicer so identify and allocate such a separate portfolio of SUBI Assets consisting of Leases, related Leased Vehicles and other associated Trust Assets from among all those Leases, related Leased Vehicles and other associated Trust Assets owned by the Origination Trustee, on behalf of the Origination Trust, and currently accounted for as part of the UTI.

         (b) Pursuant to subsection (a) above and Section 2.01(a) of the Servicing Agreement, the Servicer hereby identifies and allocates the portfolio of Leases, related Leased Vehicles and other associated Trust Assets more particularly described on Exhibit A hereto (which is in substantially the form of a Schedule of 1999-A Contracts and 1999-A Leased Vehicles), in order to create the initial 1999-A SUBI Portfolio and the 1999-A SUBI Sub-Trust.

         (c) The Servicer hereby represents and warrants to the Origination Trustee, on behalf of the Origination Trust, to the 1999-A Owner Trustee, on behalf of the Certificateholders, and to the 1999-A Indenture Trustee, on behalf of the Noteholders, that each of the Leases described on Exhibit A hereto is an Eligible Lease.

         Section 8.02. SERVICER PAYMENT IN RESPECT OF CERTAIN LEASES AND LEASED
                       VEHICLES.

         (a) The representations and warranties of the Servicer set forth in
Section 8.01(c) with respect to each 1999-A Contract shall survive delivery of the related 1999-A Contract to the 1999-A SUBI Portfolio and the 1999-A SUBI Sub-Trust and shall continue so long as each such 1999-A Contract remains outstanding, or until the termination of the 1999-A Securitization Trust Agreement pursuant to Article Seven thereof, whichever occurs earlier. Upon discovery by the Origination Trustee, the 1999-A Owner Trustee, the 1999-A Indenture Trustee or the Servicer that any such representation or warranty was incorrect as of the time effective and such incorrectness materially and adversely affects the interests of HTC LP, HTD LP, the Certificateholders or the Noteholders in such 1999-A Contract, the party discovering such incorrectness shall give prompt written notice to the others. Within 60 days of the Servicer's discovery of such incorrectness or receipt of notice to such effect, the Servicer shall cure in all material respects the circumstances or condition in respect of which the representation or warranty was incorrect. If the Servicer is unable or unwilling to do so in a timely manner, it shall, as the sole remedy for such breach, promptly (i) deposit (or cause to be deposited) into the 1999-A SUBI Collection Account an amount equal to the Discounted Principal Balance of such 1999-A Contract as of the Deposit Date related to the Collection Period in which the 60-day cure period ended, plus an amount equal to the imputed interest, or lease charge, portion of any Monthly Payments with respect thereto at the related Lease Rate that were delinquent as of that Collection Period, (ii) reallocate such 1999-A Contract and the related 1999-A Leased Vehicle and other related Trust Assets from the 1999-A SUBI Portfolio to the UTI Portfolio, and (iii) indemnify, defend and hold harmless the holders of any 1999-A SUBI Certificate (including the 1999-A Owner Trustee, on behalf of the Certificateholders, and the 1999-A Indenture Trustee, on behalf of the Noteholders) or Retained 1999-A SUBI Certificate and any subsequent servicer (if other than the current Servicer) from and against any and all loss or liability with respect to or resulting from such 1999-A Contract or the related 1999-A Leased Vehicle.

         (b) If the Servicer receives funds from a Dealer pursuant to such Dealer's obligation under a Dealer Agreement with the Servicer to repurchase a 1999-A Contract or the related 1999-A Leased Vehicle included in the 1999-A SUBI Portfolio, the Servicer shall, so long as the Monthly Remittance Conditions are satisfied, deposit such funds into the 1999-A SUBI Collection Account on the Deposit Date related to the Collection Period in which such funds are received by the Servicer, which deposit shall satisfy the Servicer's obligations with respect to such 1999-A Contract or 1999-A Leased Vehicle pursuant to Section 9.02(b)(i), and return to the repurchasing Dealer the Certificate of Title and Lease with respect to such 1999-A Leased Vehicle; PROVIDED, HOWEVER, if, on or after the date the Servicer receives such funds from a Dealer, the Servicer no longer satisfies the Monthly Remittance Conditions, the Servicer shall deposit such funds into the 1999-A SUBI Collection Account (i) within two Business Days of the date such funds are received or (ii) within two Business Days of the date the Servicer ceases to satisfy the Monthly Remittance Conditions, whichever is later.

         (c) The obligations of the Servicer pursuant to this Section 8.02 shall survive any termination of the Servicer with respect to the 1999-A SUBI Portfolio and 1999-A SUBI Sub-Trust under this 1999-A Servicing Supplement or the Servicing Agreement.

         Section 8.03. FILINGS. The Servicer will undertake all other and future actions and activities as may be reasonably necessary to perfect (or evidence) and confirm the foregoing allocations of Trust Assets to the 1999-A SUBI Portfolio and the 1999-A SUBI Sub-Trust including filing or causing to be filed Form UCC financing statements and executing and delivering all related filings, documents or writings as may be reasonably necessary hereunder or under any other 1999-A Securitization Documents; PROVIDED, HOWEVER, that in no event shall the Servicer be required to take any action to perfect a security interest that may be held by the 1999-A Owner Trustee or the 1999-A Indenture Trustee in any 1999-A Leased Vehicle.

         Section 8.04. REPRESENTATIONS AND WARRANTIES OF THE SERVICER. Effective as of the date of this 1999-A Servicing Supplement, the Servicer hereby reaffirms the representations and warranties set forth in Section 5.01 of the Servicing Agreement. For purposes of this Section 8.04, references in Section
5.01 of the Servicing Agreement to "this Agreement" shall be deemed to refer to the Servicing Agreement as supplemented by this 1999-A Servicing Supplement.

                                  ARTICLE NINE
                    SPECIFIC REQUIREMENTS FOR ADMINISTRATION
                AND SERVICING OF LEASES IN 1999-A SUBI PORTFOLIO

         Section 9.01. SERVICER BOUND BY SERVICING AGREEMENT.

         (a) Except as otherwise specifically provided herein: (i) the Servicer shall continue to be bound by all provisions of the Servicing Agreement with respect to the 1999-A Contracts, the 1999-A Leased Vehicles and other associated Trust Assets in the 1999-A SUBI Sub-Trust, including the provisions thereof relating to the administration and servicing of 1999-A Contracts, and (ii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the Servicer under the Servicing Agreement, as the context may require. If the provisions of this 1999-A Servicing Supplement are more exacting or specific than those in the Servicing Agreement or in the event of any conflict between the provisions of this 1999-A Servicing Supplement with respect to the 1999-A SUBI and those of the Servicing Agreement, the provisions of this 1999-A Servicing Supplement shall prevail.

         (b) For purposes of determining the Servicer's obligations with respect to the servicing of the 1999-A SUBI Sub-Trust under this 1999-A Servicing Supplement (including pursuant to Article Two of the Servicing Agreement), general references in the Servicing Agreement to: (i) a SUBI Account shall be deemed to refer more specifically to a 1999-A SUBI Account; (ii) a SUBI Asset shall be deemed to refer more specifically to a 1999-A SUBI Asset; (iii) a SUBI Collection Account shall be deemed to refer more specifically to the 1999-A SUBI Collection Account; (iv) a SUBI Lease Account shall be deemed to refer more specifically to the 1999-A SUBI Lease Account; (v) a SUBI Portfolio shall be deemed to refer more specifically to the 1999-A SUBI Portfolio; (vi) a SUBI Sub-Trust shall be deemed to refer more specifically to the 1999-A SUBI Sub-Trust; (vii) a Servicing Supplement shall be deemed to refer more specifically to this 1999-A Servicing Supplement; and (viii) a SUBI Supplement shall be deemed to refer more specifically to the 1999-A SUBI Supplement.

         (c) Coincident with the execution and delivery of this 1999-A Servicing Supplement, the Servicer shall furnish the 1999-A Owner Trustee, on behalf of the Certificateholders, the 1999-A Indenture Trustee, on behalf of the Noteholders, the Origination Trustee and each Related Beneficiary with an Officer's Certificate listing the officers of the Servicer currently involved in, or responsible for, the administration and servicing of the 1999-A Contracts in the 1999-A SUBI Sub-Trust, which list shall from time to time be updated by the Servicer as set forth in Section 10.01 hereof.

         Section 9.02. COLLECTION OF MONTHLY LEASE REMITTANCES; APPLICATION OF
                       PROCEEDS; ACCOUNTS.

         (a) The terms "Net Liquidation Proceeds", "Net Insurance Proceeds" and "Net Matured Lease Vehicle Proceeds" shall be exclusive of the Residual Value Insurance Policy, any other residual value insurance policies and the 1999-A Residual Value Insurance

Proceeds and the proceeds of any other residual value insurance policies. Notwithstanding Section 2.06(c) of the Servicing Agreement, the Servicer shall not deposit any 1999-A Residual Value Insurance Proceeds or any proceeds of any other residual value insurance policies into the 1999-A SUBI Collection Account, which amounts shall be transferred to the 1999-A Residual Value Insurance Proceeds Account. If any 1999-A Residual Value Insurance Proceeds or the proceeds of any other residual value insurance policies applicable to the 1999-A Leased Vehicles and the 1999-A Contracts are deposited in any SUBI Account, or another account maintained by the Origination Trustee, the 1999-A Owner Trustee or the 1999-A Indenture Trustee, such amounts shall be immediately transferred to the 1999-A Residual Value Insurance Proceeds Account.

         (b) With reference to Section 2.06 of the Servicing Agreement:

                  (i) the Servicer shall use commercially reasonable efforts, consistent with its then current standards, policies and procedures (including procedures used in connection with new programs commenced in the ordinary course of business, whether or not implemented on a test basis), to (i) collect all payments required under the terms and provisions of each 1999-A Contract included in the 1999-A SUBI Portfolio; (ii) cause each Lessee to make all payments in respect of the related 1999-A Contracts included in the 1999-A SUBI Portfolio to which such Lessee is a party or otherwise obligated; and (iii) deposit all Collections (excluding the 1999-A Residual Value Insurance Proceeds and the proceeds of any other residual value insurance policies, which amounts shall not be deemed to be Collections and which amounts are to be transferred directly to the 1999-A Residual Value Insurance Proceeds Account) into the 1999-A SUBI Collection Account on or before the Deposit Date relating to each Collection Period except as otherwise specified herein or in Section 13.01 of the 1999-A SUBI Supplement or
         Section 2.06(f) of the Servicing Agreement (in connection with any failure to satisfy the Monthly Remittance Conditions);

                  (ii) in accordance with the provisions of Section 2.06(f) of the Servicing Agreement, so long as AHFC is the Servicer and each Monthly Remittance Condition is satisfied, the Servicer will be entitled to make deposits of Collections into the 1999-A SUBI Collection Account net of amounts reimbursable or payable to the Servicer as compensation (including in respect of amounts advanced by the Servicer otherwise payable to the 1999-A Owner Trustee, 1999-A Indenture Trustee, Origination Trustee or Trust Agent) and net of amounts payable or reimbursable (and actually so paid or reimbursed directly by the Servicer) in respect of the Origination Trust. To the extent the Servicer makes deposits net of any such amounts, the Servicer will cause each relevant Servicer's Certificate to correctly and accurately account for such amounts in providing all information with respect to allocations, applications and payments to be made pursuant to Section 3.03 of the 1999-A Securitization Trust Agreement on the same basis as though such amounts were in fact deposited into the 1999-A SUBI Collection Account. Moreover, as set forth in Section 3.03(g) of the 1999-A Securitization Trust Agreement, the Servicer will, in each relevant Servicer's Certificate, instruct the 1999-A Owner Trustee not to make any distribution to the Servicer, HTC LP, HTD LP or the Origination Trustee to the extent that the Servicer has made any deposit net of a corresponding amount, and the Origination Trustee will have no obligation with respect to or liability for following any such instruction by the Servicer;

                  (iii) notwithstanding Section 2.06 of the Servicing Agreement, the Servicer shall not transfer into the 1999-A SUBI Collection Account, any Extension Fee that it may receive in connection with the extension of a 1999-A Contract;

                  (iv) consistent with and in addition to Section 2.06(a) of the Servicing Agreement, the Servicer may in its discretion (i) defer lease payments under a 1999-A Contract and (ii) extend the Maturity Date of any 1999-A Contract, in each case subject to the limitations set forth herein; PROVIDED, HOWEVER, the Servicer may not grant more than six deferrals of any 1999-A Contract, and may not extend the original Maturity Date of any 1999-A Contract by more than six months in the aggregate or such that its Maturity Date will occur later than the last day of the month preceding the month in which the Final
         Scheduled Distribution Date for the Class C Notes occurs. If the Servicer grants more than six deferrals on a 1999-A Contract included in the 1999-A SUBI Portfolio or if the Servicer extends the original Maturity Date of a 1999-A Contract included in the 1999-A
         SUBI Portfolio by more than six months in the aggregate or if the Servicer extends the Maturity Date of a 1999-A Contract included in the 1999-A SUBI Portfolio such that the Maturity Date of such 1999-A Contract will occur later than the last day of the month preceding the month in which the Final Scheduled Distribution Date for the Class C Notes occurs, then, as the sole remedy therefor, the Servicer shall, on the Deposit Date related to the Collection Period in which such deferral or extension was granted (or on the Deposit
         Date relating to the Collection Period in which the Servicer discovers that an improper deferral or extension was granted), (x) deposit into the 1999-A SUBI Collection Account an amount equal to the Discounted Principal Balance of such 1999-A Contract plus an amount equal to all interest, lease charges and portions of any Monthly Payments with respect thereto at the related Lease Rate, which amounts were delinquent as of the end of that Collection
         Period, and (y) reallocate such 1999-A Contract and the related
         1999-A Leased Vehicle from the 1999-A SUBI Portfolio and 1999-A SUBI Sub-Trust to the UTI Portfolio and UTI Sub-Trust. The obligations of the Servicer pursuant to this Section 9.02(b) shall survive any termination of the Servicer's obligations with respect to the 1999-A SUBI Portfolio under this 1999-A Servicing Supplement or the
         Servicing Agreement;

                  (v) notwithstanding Section 2.06(e)(vii) of the Servicing Agreement, all funds held in the 1999-A SUBI Accounts or otherwise received by any party in connection with the transactions contemplated hereby shall be distributed and otherwise handled in accordance with the provisions of this 1999-A Servicing Supplement, the 1999-A Securitization Trust Agreement and the other 1999-A Securitization Documents; PROVIDED, HOWEVER, that, to the extent that (A) any funds remain in any of the 1999-A SUBI Accounts after the day on which all of the Notes and the Certificates have been paid in full, (B) such remaining funds are not needed for any potential expenses or liabilities that would be payable with such funds and (C) the 1999-A Securitization Documents provide no guidance as to the use of such remaining funds, such remaining funds shall be designated as "Excess Funds" and may, subject to the requirements set forth therein, be distributed in accordance with Section 2.06(e)(vii) of the Servicing Agreement.

         (c) With reference to Section 2.06 of the Servicing Agreement, the Servicer shall treat all Repossession Proceeds and Matured Leased Vehicle Proceeds in the manner provided for other Liquidation Proceeds and Insurance Proceeds (subject to Section 9.02(a) herein with respect to the Residual Value Insurance Policy and any other residual value insurance policies); PROVIDED, HOWEVER, as set forth in Section 9.07, that the Servicer may be reimbursed for related unreimbursed Repossession Expenses, Matured Leased Vehicle Expenses, other Liquidation Expenses and Insurance Expenses as provided in Section 9.02(i).

         (d) Upon the determination by the Servicer that any proceeds received by it with respect to any 1999-A Contract constitute one or more Payments Ahead, the Servicer shall, unless otherwise instructed by the Origination Trustee, (i) maintain appropriate records of such Payment Ahead so as to be able to timely apply such Payment Ahead as a Monthly Payment with respect to the applicable 1999-A Contract, (ii) so long as all Monthly Remittance Conditions are satisfied, deposit such Payment Ahead into the 1999-A SUBI Collection Account on the Deposit Date relating to the Collection Period during which such Payment Ahead is to be applied, and (iii) commencing with the first day of the first Collection Period that begins at least two Business Days after the day on which a Monthly Remittance Condition ceases to be satisfied, deposit all Payments Ahead then held by the Servicer into the Payahead Account and shall, until such time as all Monthly Remittance Conditions are once again satisfied, remit all future Payments Ahead to the Payahead Account within two Business Days after receipt thereof, pending transfer to the 1999-A SUBI Collection Account pursuant to Section 2.06(e)(i) of the Servicing Agreement.

         (e) With reference to Sections 2.06(c) and 2.07 of the Servicing Agreement, the Servicer shall deposit into the 1999-A SUBI Collection Account on or before each Deposit Date each Security Deposit that became Liquidation Proceeds during the related Collection Period.

         (f) The Servicer, on behalf of the Origination Trustee, shall establish and maintain in the name of the Origination Trustee, the 1999-A SUBI Collection Account as set forth in Section 13.01 of the 1999-A SUBI Supplement. The 1999-A Indenture Trustee shall establish and maintain in its own name the 1999-A Note Distribution Account for the benefit of the Noteholders, as set forth in Section 3.01(a) of the 1999-A Securitization Trust Agreement. The Servicer, on behalf of the 1999-A Owner Trustee, shall establish and maintain the 1999-A Certificate Distribution Account for the benefit of the Certificateholders in the name of the 1999-A Owner Trustee, as set forth in Section 3.01(b) of the 1999-A Securitization Trust Agreement. The 1999-A Indenture Trustee shall establish the Reserve Fund for the benefit of the Noteholders, HTC LP and HTD LP in the name of the 1999-A Indenture Trustee, as set forth in Section 3.01(d) of the 1999-A Securitization Trust Agreement. The 1999-A Owner Trustee, on behalf of the 1999-A Residual Value Insurance Co-Trust, shall establish and maintain the 1999-A Residual Value Insurance Proceeds Account for the benefit of the 1999-A Residual Value Insurance Co-Trust in the name of the 1999-A Owner Trustee, as set forth in Section 3.01(c) of the 1999-A Securitization Trust Agreement.

         (g) On each Determination Date, the Servicer shall make the calculations necessary to allow the 1999-A Owner Trustee or the 1999-A Indenture Trustee, as the case may be, to make the allocations, applications and payments to holders of, or to the 1999-A SUBI Accounts on behalf of the holders of, the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates on the related Distribution Date in accordance with Section
3.03 of the 1999-A Securitization Trust Agreement. In connection therewith, the Servicer shall determine the amount of expenses and liabilities incurred or suffered by the Origination Trust ("Origination Trust Expenses") during the preceding Collection Period and shall allocate such Origination Trust Expenses among the various Sub-Trusts, including the 1999-A SUBI Sub-Trust, in good faith and so as not to disproportionately affect any Sub-Trust, generally as provided for in Section 3.01(b) of the Origination Trust Agreement.

         (h) On each Deposit Date, the Servicer, pursuant to the instructions of the 1999-A Owner Trustee, shall cause the transfer of Collections to the 1999-A SUBI Collection Account (net of amounts that may be retained by the Servicer pursuant to the 1999-A Securitization Documents) in respect of the 1999-A SUBI Certificates. On each Distribution Date, the Servicer, pursuant to the instructions of the 1999-A Owner Trustee, shall cause the transfer of funds from the 1999-A SUBI Collection Account (i) to the 1999-A Note Distribution Account, the 1999-A Certificate Distribution Account, and the Reserve Fund as provided in
Section 3.03 of the 1999-A Securitization Trust Agreement and (ii) to HTC LP and HTD LP in respect of the Retained 1999-A SUBI Certificates. Also, on each Distribution Date, 1999-A Owner Trustee (with respect to the Certificates and the 1999-A Certificate Distribution Account) and the 1999-A Indenture Trustee (with respect to the Notes, the 1999-A Note Distribution Account and the Reserve
Fund) shall make the distributions from the 1999-A Note Distribution Account, the 1999-A Certificate Distribution Account and the Reserve Fund in respect of the Notes and the Certificates, as provided in Section 3.03 of the 1999-A Securitization Trust Agreement.

         (i) The Servicer will be entitled to reimbursement of Matured Leased Vehicle Expenses, Repossession Expenses, other Liquidation Expenses and Insurance Expenses. The Servicer is hereby authorized to net such expenses from proceeds or Collections in respect of the related 1999-A Contracts or 1999-A Leased Vehicles (including Liquidation Proceeds and Insurance Proceeds), or to withdraw such amounts from amounts on deposit in the 1999-A SUBI Collection Account. The Servicer also will be entitled to reimbursement of certain payments it makes on behalf of Lessees (including payments it makes on behalf of the related Lessees of taxes, vehicle registration charges, clearance of parking tickets and similar items and expenses and charges incurred by it in the ordinary course of servicing the 1999-A Contracts) from Collections with respect to the 1999-A Contracts (whether or not as separate payments thereof by the related Lessees) or from amounts realized upon the final disposition of 1999-A Leased Vehicles. To the extent such amounts are not reimbursed prior to or at the final disposition of the related 1999-A Leased Vehicle but remain unpaid by the related Lessee, such unreimbursed amounts (together with any unpaid Monthly Payments under the related 1999-A Contract) will be treated as Matured Leased Vehicle Expenses, Repossession Expenses, other Liquidation Expenses or Insurance Expenses, as the case may be, and the Servicer is hereby authorized to offset such reimbursable payments, expenses and charges against Matured Leased Vehicle Proceeds, Repossession Proceeds, other Liquidation Proceeds or Insurance Proceeds, as the case may be.

         To the extent that during any Collection Period (i) Collections, Matured Leased Vehicle Proceeds, Repossession Proceeds, other Liquidation Proceeds or Insurance Proceeds or separate payments from the Lessee in respect of such payments, charges and expenses are deposited into the 1999-A SUBI Collection Account rather than so offset by the Servicer, (ii) any Monthly Payments arising from a 1999-A Contract allocated to the 1999-A SUBI Sub-Trust are received by the Origination Trustee or deposited in the 1999-A SUBI Collection Account with respect to any prior Collection Period as to which the Servicer has outstanding an unreimbursed Advance, rather than being netted from Collections by the Servicer, or (iii) any amount of unreimbursed Advances already deposited in the 1999-A SUBI Collection Account on any Deposit Date are reasonably determined by the Servicer to be Nonrecoverable Advances, then, on the related Deposit Date, the Servicer shall (x) notify the Origination Trustee and the 1999-A Owner Trustee in writing as to any such amount and (y) instruct the Origination Trustee to, and the Origination Trustee shall, promptly transfer an amount equal to the aggregate of such amounts from the 1999-A SUBI Collection Account to the 1999-A SUBI Lease Account. Thereafter, the Origination Trustee shall remit to the Servicer from the 1999-A SUBI Lease Account the total of such amounts, without interest (the "Servicer Reimbursement"). In lieu of causing the Origination Trustee to transfer such amounts to the 1999-A SUBI Lease Account (or if the 1999-A SUBI Lease Account has not been required to be established as set forth in Section 13.02 of the 1999-A SUBI Supplement), the Servicer is hereby authorized to withdraw such amounts from amounts on deposit or deduct such amounts from amounts otherwise to be deposited into the 1999-A SUBI Collection Account.

         (j) The Servicer shall account to the Origination Trustee, the 1999-A Indenture Trustee and the 1999-A Owner Trustee with respect to the 1999-A SUBI Assets separately from any other Sub-Trust.

         (k) The Servicer shall direct the Origination Trustee, the 1999-A Indenture Trustee or the 1999-A Owner Trustee, as applicable, to invest amounts held in the 1999-A SUBI Accounts in Eligible Investments as provided for in the 1999-A Securitization Documents. The maximum permissible maturities of any such investments pursuant to this Section 9.02(k) on any date shall be not later than the Business Day immediately preceding the Deposit Date for the related Collection Period (with regard to investment of funds in the 1999-A SUBI Collection Account, the 1999-A SUBI Lease Account and any 1999-A Payahead Account) or the Business Day immediately preceding the Distribution Date for the related Collection Period (with regard to investment of funds in the 1999-A Note Distribution Account, the 1999-A Certificate Distribution Account and the Reserve Fund) except for investments on which the 1999-A Owner Trustee (with respect to investment of funds in the 1999-A Certificate Distribution Account) or the 1999-A Indenture Trustee (with respect to investment of funds in the 1999-A Note Distribution Account or the Reserve Fund) is the obligor (including repurchase agreements on which it, in its commercial capacity, is liable as principal), which may mature on either the Deposit Date or Distribution Date for the related Collection Period, respectively.

         (l) If the Servicer obtains a letter from each Rating Agency, and provides such letter to the UTI Beneficiaries, the Origination Trustee, the 1999-A Owner Trustee and the 1999-A Indenture Trustee, to the effect that the utilization by the Servicer of an alternative remittance schedule with respect to Collections to be deposited in the 1999-A SUBI Collection Account pursuant to this 1999-A Servicing Supplement or the Servicing Agreement will not result in a qualification, downgrading or withdrawal of the then-current ratings assigned to the Rated Notes by such Rating Agency, (i) this 1999-A Servicing Supplement (and any corresponding or related sections in the Servicing Agreement or the 1999-A SUBI Supplement) may be so modified without the consent of any Certificateholders or Noteholders and (ii) the Servicer may remit Collections to the 1999-A SUBI Collection Account in accordance with that alternative remittance schedule.

         (m) The Servicer may make remittances to the 1999-A Note Distribution Account and the 1999-A Certificate Distribution Account net of certain other amounts, as and to the extent set forth in Section 3.03(g) of the 1999-A Securitization Trust Agreement.

         (n) The parties hereto acknowledge that the Origination Trustee, on behalf of the Origination Trust, has made a complete transfer to the 1999-A Owner Trustee of the Collections in respect of the 1999-A SUBI Assets contained in all accounts maintained by the Origination Trustee and, except as provided in this 1999-A Servicing Supplement, in the 1999-A SUBI Supplement and in the 1999-A Securitization Trust Agreement, neither the Origination Trustee nor the Servicer has any right to direct such funds to a third party or to receive such funds.

         (o) In the event of a sale, disposition or other liquidation of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates and the other property of the 1999-A Securitization Trust pursuant to Section 5.14 of the Indenture or Section 7.02 of the 1999-A Securitization Trust Agreement, the Servicer shall allocate the net proceeds thereof as set forth in Section 5.14 of the Indenture and Section 7.02 of the 1999-A Securitization Trust Agreement.

         Section 9.03. RECORDS. Upon the occurrence and during the continuance of a 1999-A Servicer Termination Event (as defined in Section 11.01), if the rights of the Servicer with respect to the 1999-A SUBI Assets shall have been terminated in accordance with Section 4.01(b) of the Servicing Agreement and
Section 11.01(b) of this 1999-A Servicing Supplement, or if this 1999-A Servicing Supplement shall have been terminated pursuant to Section 12.01 hereof, the Servicer shall, on demand of the Origination Trustee, on behalf of the Origination Trust (either at the request of the 1999-A Indenture Trustee or, as provided in Section 11.01(b), upon demand of Noteholders representing more than 50% of the aggregate Voting Interests of the Notes, voting together as a single Class), deliver to the Origination Trustee all such data, operating software and appropriate documentation necessary for the servicing of the 1999-A Contracts, including the related Lease Documents and Title Documents, all monies collected by it and required to be deposited (a) in any 1999-A SUBI Account on behalf of the Origination Trust, (b) in the 1999-A Note Distribution Account, the 1999-A Certificate Distribution Account or the Reserve Fund on behalf of the 1999-A Securitization Trust or (c) in the 1999-A Note Distribution Account or the Reserve Fund on behalf of the Noteholders, all Security Deposits with respect to the 1999-A Contracts, and any 1999-A Leased Vehicle in the possession of the Servicer that has been repossessed or is part of the Matured Leased Vehicle Inventory and in either case has not yet been sold or otherwise disposed of pursuant to Section 2.10 of the Servicing Agreement. In addition to delivering such data, operating software and appropriate documentation and monies, if a new servicer is appointed, the Servicer shall use commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the 1999-A

Contracts to the party that will be assuming responsibility for such servicing, including directing Lessees to remit payments in respect of those 1999-A Contracts to an account or address designated by the Origination Trustee or such new servicer.

         Section 9.04. ADVANCES.

         (a) On or prior to each Deposit Date, the Servicer shall make any Advance required by the definition thereof into the 1999-A SUBI Collection Account.

         (b) Notwithstanding any other provision of this 1999-A Servicing Supplement, the Servicer shall not be obligated to make any Advance if and to the extent that the Servicer shall have reasonably determined that any such Advance, if made, would constitute a Nonrecoverable Advance. Any such determination relating to a claim by the Servicer for reimbursement of Nonrecoverable Advances from monies on deposit in the 1999-A SUBI Collection Account shall be evidenced by an Officer's Certificate (or a statement to Certificateholders and Noteholders or the certification by any other authorized signatory) of the Servicer furnished to each UTI Beneficiary, the Origination Trustee, the 1999-A Owner Trustee and the 1999-A Indenture Trustee setting out the basis for such determination, which determination shall be conclusive and binding absent manifest error.

         Section 9.05. PAYMENT OF CERTAIN FEES AND EXPENSES; NO OFFSET.

         (a) As part of its obligations hereunder, to the extent that cash flows arising from the 1999-A SUBI Sub-Trust, as set forth in Section 3.03(c) of the 1999-A Securitization Trust Agreement, are insufficient to provide for the payment of all fees and expenses due and payable to the Origination Trustee, the 1999-A Owner Trustee or the 1999-A Indenture Trustee as Capped Origination Trust Administrative Expenses, Capped Owner Trustee Administrative Expenses, Capped Indenture Trustee Administrative Expenses or Uncapped Administrative Expenses, the Servicer shall advance an amount equal to such excess fees and expenses as they become payable from time to time and agrees to indemnify the Origination Trustee, the 1999-A Owner Trustee and the 1999-A Indenture Trustee and their respective agents for such amounts. The Servicer shall be entitled to reimbursement of such advances as set forth in Section 3.03(g) of the 1999-A Securitization Trust Agreement. The obligations of the Servicer pursuant to this
Section 9.05(a) shall survive any termination of the Servicer's rights and obligations with respect to the 1999-A SUBI Sub-Trust under this 1999-A Servicing Supplement or the Servicing Agreement.

         (b) Prior to the termination of the Servicer's rights and obligations with respect to the 1999-A SUBI Sub-Trust (and thereafter if such termination results from a 1999-A Servicer Termination Event), the obligations of the Servicer with respect to the 1999-A SUBI Sub-Trust shall not be subject to any defense, counterclaim or right of offset that the Servicer has or may have against any UTI Beneficiary, the Origination Trustee on behalf of the Origination Trust, any Affiliate of a Transferor, the 1999-A Owner Trustee or the 1999-A Indenture Trustee, whether in respect of this 1999-A Servicing Supplement, the 1999-A SUBI Supplement, the Servicing Agreement, any 1999-A Securitization Document, any 1999-A Contract, any related Lease Document, any 1999-A Leased Vehicle or otherwise.

         Section 9.06. SERVICING COMPENSATION.

         (a) As compensation for the performance of its obligations under this 1999-A Servicing Supplement, the Servicer shall be entitled to receive from the 1999-A Owner Trustee, on behalf of the 1999-A Securitization Trust, on each Distribution Date, the 1999-A SUBI Servicing Fee with respect to the 1999-A SUBI Assets.

         (b) The Servicer shall also be entitled to additional servicing compensation with respect to the 1999-A SUBI Sub-Trust to the extent provided in the 1999-A Securitization Trust Agreement.

         Section 9.07. REPOSSESSION AND SALE OF LEASED VEHICLES. Notwithstanding
Section 2.06 of the Servicing Agreement, the Servicer may, but is not required to, deduct from Repossession Proceeds, Matured Leased Vehicle Proceeds, other Liquidation Proceeds or Insurance Proceeds with respect to any particular 1999-A Leased Vehicle all related unreimbursed Repossession Expenses, Matured Leased Vehicle Expenses, other Liquidation Expenses or Insurance Expenses prior to transferring such funds out of its operating account. Such expenses may instead be reimbursed as provided in Section 9.02(i).

         Section 9.08. THIRD PARTY CLAIMS. In addition to the requirements set forth in Section 2.12 of the Servicing Agreement, the Servicer shall immediately notify HTC LP and HTD LP in writing (if AHFC is not acting as Servicer) and the 1999-A Indenture Trustee upon learning of a claim or Lien of whatever kind of a third party that would materially and adversely affect the interests of HTC LP, HTD LP, the Origination Trust or any 1999-A SUBI Assets.

         Section 9.09. INSURANCE POLICIES. So long as any 1999-A SUBI Certificates or Retained 1999-A SUBI Certificates are outstanding, the Servicer will maintain and pay when due all premiums with respect to, and the Servicer may not terminate or cause the termination of, or permit any other insured party to terminate or cause the termination of, each Contingent and Excess Liability Insurance Policy, all premiums with respect to which shall constitute Administrative Expenses, unless (A) one or more replacement insurance policies or binders are obtained providing coverage against third-party claims that may be raised against the Origination Trustee, on behalf of the Origination Trust, with respect to any 1999-A Leased Vehicle included in the 1999-A SUBI Sub-Trust, which coverage shall be in an amount at least equal to ten million dollars ($10,000,000) per occurrence, not subject to any annual or aggregate cap (which policy or policies may be a blanket insurance policy or policies covering the Servicer and one or more of its Affiliates), and (B) each Rating Agency has delivered a letter to the 1999-A Indenture Trustee and the 1999-A Owner Trustee to the effect that the obtaining of any such replacement insurance policy or policies, in and of itself, will not cause its then-current rating of any of the Rated Notes to be qualified, reduced or withdrawn. On or before March 31 of each year, the Servicer shall provide to the Origination Trustee one or more Officer's Certificates certifying that each of the particular policies it is required to maintain pursuant to this Section 9.09 remains in full force and effect. The obligations of the Servicer pursuant to this Section 9.09 shall survive any termination of the Servicer's obligations with respect to the 1999-A SUBI Sub-Trust under this 1999-A Servicing Supplement or the Servicing Agreement.

         Section 9.10. SERVICER RESIGNATION; ASSIGNMENT.

         (a) If the Servicer resigns in the circumstances contemplated by
Section 2.14(a) of the Servicing Agreement, in addition to the requirements set forth therein, the Opinion of Counsel required thereby also shall be reasonably satisfactory to the 1999-A Owner Trustee and the 1999-A Indenture Trustee. Any servicing agreement entered into by a new servicer pursuant to Section 2.14(a) of the Servicing Agreement also must contain substantially the same provisions as this 1999-A Servicing Supplement. Neither the 1999-A Owner Trustee nor the 1999-A Indenture Trustee shall unreasonably fail to consent to a servicing agreement with a new servicer that proposes to enter into a servicing agreement that meets the standards required by Section 2.14 of the Servicing Agreement and this 1999-A Servicing Supplement. No such resignation shall affect the obligation of the Servicer to remit monies to the 1999-A SUBI Collection Account (in lieu of unrecoverable insurance proceeds) as set forth in Section 2.11 of the Servicing Agreement and Section 9.11 of this 1999-A Servicing Supplement, or the obligations of the Servicer pursuant to Section 2.13(c) of the Servicing Agreement, Section 8.02(c), Section 9.02(b) (as to any 1999-A Contract the Maturity Date of which has been extended beyond the specified limit by the Servicer, or which 1999-A Contract has been deferred in violation of the specified limit by the Servicer), Section 9.05(a), Section 9.07 or Section 9.09 of this 1999-A Servicing Supplement; no successor Servicer shall be required to undertake any of the foregoing, other than the obligation set forth in Section 9.05(a) (which shall remain a joint and several obligation of the initial Servicer and any successor Servicer). The Origination Trustee shall give prompt notice to each Rating Agency, the 1999-A Indenture Trustee and the 1999-A Owner Trustee of any such resignation of the Servicer, and the Origination Trustee must obtain from each Rating Agency a letter approving each substitute servicer.

         (b) The Servicer may not assign this 1999-A Servicing Supplement or any of its rights, powers, duties or obligations hereunder except as permitted pursuant to Section 2.14(b) of the Servicing Agreement.

         (c) Except as provided in paragraphs (a) and (b) above, the duties and obligations of the Servicer under this 1999-A Servicing Supplement shall continue until they shall have been terminated as provided in Section 12.01 hereof or in the Servicing Agreement and shall survive the exercise by the Origination Trustee, on behalf of the Origination Trust, of any right or remedy under this 1999-A Servicing Supplement or the Servicing Agreement or the enforcement by the Origination Trustee, on behalf of the Origination Trust, of any provision of the 1999-A Trust Documents.

         Section 9.11. INSURANCE COVERAGE IN RESPECT OF LEASED VEHICLES. With reference to Section 2.06(c) of the Servicing Agreement, except as provided in
Section 9.02 hereof, the required deposits of insurance proceeds with respect to 1999-A Leased Vehicles into the 1999-A SUBI Collection Account shall be made by the Servicer within two Business Days after receipt of such proceeds.

         Section 9.12. CORPORATE EXISTENCE; STATUS; MERGER.

         (a) With regard to Sections 2.11(b) and 5.01(b) of the Servicing Agreement, the Servicer also will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, of the Servicer and its subsidiaries considered as a whole) and in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of, or to permit the Servicer to perform its obligations under, this 1999-A Servicing Supplement, the Servicing Agreement and the 1999-A Securitization Trust Agreement.

         (b) With reference to Section 2.15(b) of the Servicing Agreement, whenever the consent of the Origination Trustee is required, so also shall the consent of the 1999-A Owner Trustee and the 1999-A Indenture Trustee be required, and whenever a successor to the Servicer by merger or consolidation is required to execute and deliver to the Origination Trustee an agreement in form and substance reasonably satisfactory to the Origination Trustee as to the assumption by the successor of the Servicer's obligations under the Servicing Agreement and the other 1999-A Securitization Documents, such agreement also must be reasonably satisfactory to the 1999-A Owner Trustee and the 1999-A Indenture Trustee and must contain a similar assumption of the Servicer's obligations under this 1999-A Servicing Supplement.

         Section 9.13. SERVICER ADMINISTRATIVE DUTIES UNDER THE 1999-A SECURITIZATION DOCUMENTS. The Servicer shall be obligated to perform on behalf of the 1999-A Securitization Trust all administrative duties required to be performed by the Origination Trust pursuant to any of the 1999-A Securitization Documents (including the preparation, delivery and filing of any and all certificates, reports, filings and other documents required by law or the 1999-A Securitization Documents) within the time period specified by and otherwise in compliance with the requirements of such 1999-A Securitization Documents; PROVIDED that nothing in this Section 9.13 will be deemed to cause the Servicer to be obligated to make payments on the Notes or the Certificates, or to be an obligor or guarantor with respect to the Notes or the Certificates. Without limiting the generality of the foregoing, the Servicer shall, on behalf of the Origination Trust, perform any and all of the actions required by Section 3.14 of the Indenture.

                                  ARTICLE TEN
                             STATEMENTS AND REPORTS

         Section 10.01. REPORTING BY THE SERVICER. At the time of the execution and delivery of this 1999-A Servicing Supplement, as provided in Section 9.01(c), and periodically thereafter as required in order to update the contents thereof upon any changes in the matters certified therein, the Servicer shall furnish to the Origination Trustee, the 1999-A Owner Trustee, the 1999-A Indenture Trustee and each Related Beneficiary an Officer's Certificate listing the officers of the Servicer involved in, or responsible for, the administration and servicing of the 1999-A SUBI Sub-Trust.

         Section 10.02. ANNUAL ACCOUNTANTS' REPORTS The annual report of the Independent Accountants of the Servicer required by Section 3.02 of the Servicing Agreement, to the extent that it refers to the Servicing Agreement, shall also specifically refer to the Servicing Agreement as supplemented by this 1999-A Servicing Supplement, and shall additionally be delivered to the 1999-A Indenture Trustee and each Rating Agency.

         Section 10.03. OTHER CERTIFICATES AND NOTICES FROM SERVICER.

         (a) The annual Officer's Certificate of the Servicer required by
Section 3.03 of the Servicing Agreement, to the extent that it refers to the Servicing Agreement, shall also specifically refer to the Servicing Agreement as supplemented by this 1999-A Servicing Supplement, and shall additionally be delivered to the 1999-A Indenture Trustee and each Rating Agency.

         (b) Upon the occurrence of any 1999-A Servicer Termination Event, in addition to the requirements set forth in Section 4.01 of the Servicing Agreement, the Servicer shall provide to the 1999-A Indenture Trustee, the 1999-A Owner Trustee, and any holders of Rated Notes, prompt notice of such occurrence, together with a description of its efforts to cure such 1999-A Servicer Termination Event.

         Section 10.04. TAX RETURNS. As contemplated by Section 6.12 of the 1999-A Securitization Trust Agreement, the Servicer shall prepare or cause to be prepared, on behalf of the 1999-A Securitization Trust, the 1999-A Owner Trustee, HTC LP and HTD LP any required federal tax information returns (in a manner consistent with the treatment of the Notes as indebtedness). Also as contemplated by Section 6.12 of the 1999-A Securitization Trust Agreement, if and to the extent the 1999-A Securitization Trust is treated as an association for federal income tax purposes, the Servicer shall prepare or cause to be prepared any federal and state income tax returns that may be required with respect to the 1999-A Securitization Trust or the assets thereof and shall timely deliver any such returns to the 1999-A Owner Trustee for signature.

                                 ARTICLE ELEVEN
                           SERVICER TERMINATION EVENTS

         Section 11.01. SERVICER TERMINATION EVENTS; TERMINATION OF SERVICER.

         (a) Upon the occurrence of (i) any Servicer Termination Event under the Servicing Agreement relating to the 1999-A SUBI Assets (with the sole modification being that the events described in Section 4.01(a)(vi) of the Servicing Agreement shall be a 1999-A Servicer Termination Event if the failure described therein shall continue for a period of ten Business Days after (A) written notice thereof shall have been given to the Servicer or (B) discovery by the Servicer of such failure) or (ii) the failure by the Servicer to deliver to the Origination Trustee, the 1999-A Owner Trustee or the 1999-A Indenture Trustee any report relating to the 1999-A SUBI Assets and required to be delivered to the Origination Trustee, the 1999-A Owner Trustee or the 1999-A Indenture Trustee pursuant to the Servicing Agreement or this 1999-A Servicing Supplement within ten Business Days after the date any such report is due (each, a "1999-A Servicer Termination Event"), the Servicer shall provide to the 1999-A Indenture Trustee, the 1999-A Owner Trustee, and each Noteholder, prompt notice of such failure or delay by the Servicer, together with a description of the Servicer's efforts to perform its obligations.

         In addition to the provisions of Section 4.01 of the Servicing Agreement, and notwithstanding the foregoing, a delay or failure in performance under Section 11.01(a)(ii) for a period of sixty Business Days shall not constitute a 1999-A Servicer Termination Event if caused by a Force Majeure Event. Upon the occurrence of a Force Majeure Event, the Servicer shall use commercially reasonable efforts to perform its obligations in a timely manner and shall provide to the Origination Trustee, the UTI Beneficiaries, each Related Beneficiary and each Noteholder prompt notice of the Force Majeure Event, the relevant failure or delay hereunder and a description of its efforts to perform its obligations hereunder.

         (b) In addition to the provisions of Section 4.01(b) of the Servicing Agreement, if a 1999-A Servicer Termination Event shall have occurred and be continuing, the Origination Trustee on behalf of the Origination Trust shall, at the direction of the Required Related Holders, by notice given to the Servicer, each Rating Agency, the Related Beneficiary and the holders of the Rated Notes, terminate the rights and obligations of the Servicer under this 1999-A Servicing Supplement in accordance with such Section. If the Servicer is removed as servicer with respect to servicing the 1999-A SUBI Assets, subject to the consent of the Origination Trustee, the Required Related Holders shall appoint a successor Servicer. The successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Origination Trustee. Such successor Servicer shall be approved by the Origination Trustee, such approval not to be unreasonably withheld or delayed. With respect to any 1999-A Servicer Termination Event, the Origination Trustee, acting on the direction of the Required Related Holders, may waive any default of the Servicer. For purposes of this Section 11.01(b), so long as the Lien of the Indenture is in effect, the Required Related Holders shall be deemed to be, until the Note Balance has been reduced to zero, the 1999-A Indenture Trustee (as Registered Pledgee of the 1999-A SUBI Certificates), acting at the direction of the Required Percentage of the Noteholders, and, thereafter, the 1999-A Owner Trustee, acting at the direction of the Required Percentage of the Certificateholders.

                                 ARTICLE TWELVE
                                  MISCELLANEOUS

         Section 12.01. TERMINATION OF AGREEMENT.

         (a) In connection with any purchase by the Servicer of the corpus of the 1999-A Securitization Trust pursuant to Section 7.02 of the 1999-A Securitization Trust Agreement, and the Servicer's then succeeding to all of the interest in the 1999-A SUBI represented by the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates, and if the UTI Beneficiaries shall thereafter succeed to such interest in the 1999-A SUBI, the Servicer, upon the direction of the UTI Beneficiaries as provided in Section 12.05 of the 1999-A SUBI Supplement, shall reallocate all 1999-A Contracts, 1999-A Leased Vehicles and related 1999-A SUBI Assets to the UTI Sub-Trust.

         (b) Except as provided in this Section 12.01, the respective duties and obligations of the Servicer and the Origination Trustee with respect to the 1999-A SUBI Assets created by the Servicing Agreement and this 1999-A Servicing Supplement shall terminate upon the termination of the 1999-A Securitization Trust Agreement pursuant to Section 7.01 thereof. Upon such a termination, the Servicer shall remit to the Origination Trustee or any other Person entitled thereto all monies held by the Servicer with respect to the 1999-A SUBI Sub-Trust pursuant to the Servicing Agreement and this 1999-A Servicing Supplement.

         Section 12.02. AMENDMENT.

         (a) Notwithstanding Section 6.02(a) of the Servicing Agreement, this 1999-A Servicing Supplement and the Servicing Agreement may be amended by the parties hereto or thereto, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein, to add, change or eliminate any other provisions hereof or thereof with respect to matters or questions arising hereunder or thereunder that shall not be inconsistent with the provisions hereof or thereof, or to add or amend any provision therein in connection with permitting transfers of the Certificates or the Notes; PROVIDED, HOWEVER, that any such action shall not, in the good faith judgment of the parties hereto or thereto, adversely affect in any material respect the interests of any Noteholders, any Certificateholders, the 1999-A Indenture Trustee, the 1999-A Owner Trustee or the Origination Trustee; or, as a condition to the effectiveness of such amendment, the 1999-A Indenture Trustee and the 1999-A Owner Trustee shall have received an Opinion of Counsel to the effect that such action shall not adversely affect in any material respect the interests of any Noteholders or any Certificateholders.

         (b) This 1999-A Servicing Supplement and the Servicing Agreement may also be amended from time to time by the respective parties hereto or thereto including with respect to changing the remittance schedule for deposits in the 1999-A Note Distribution Account and the 1999-A Certificate Distribution Account, if either (A) the 1999-A Indenture Trustee has been furnished with confirmation (written or oral) from each Rating Agency to the effect that such amendment would not cause its then-current rating of any Rated Notes to be qualified, reduced or withdrawn, or (B) the 1999-A Indenture Trustee has received the consent of the Noteholders holding Notes representing more than 50% of the aggregate Voting Interests of the Notes, acting as a single Class, and the 1999-A Owner Trustee has received the consent of the Certificateholders holding Certificates representing more than 50% of the aggregate Voting Interests of the Certificates (which consent of any Noteholder or Certificateholder given pursuant to this Section 12.02(b) or pursuant to any other provision of this 1999-A Servicing Supplement or the Servicing Agreement shall be conclusive and binding on such Noteholder or Certificateholder and on all future Noteholders or Certificateholders of such Note or Certificate and of any Note or Certificate issued upon the transfer thereof or in exchange thereof, or in lieu thereof whether or not notation of such consent is made upon the Note or Certificate); PROVIDED, HOWEVER, that no such amendment shall (1) except as otherwise provided in Section 12.02(a), increase or reduce in any manner (x) the amount of, or accelerate or delay the timing of, collections of payments on the 1999-A SUBI Interest, the 1999-A SUBI Certificates or the Retained 1999-A SUBI Certificates, or distributions that shall be required to be made on any Note or Certificate or (y) the applicable Note Rate or Certificate Rate or (2) reduce the aforesaid percentage of the aggregate Voting Interest of the Notes or the aggregate Voting Interest of the Certificates required to consent to any such amendment, without the consent of all of the Noteholders and all of the Certificateholders holding Notes or Certificates, as applicable, then outstanding.

         (c) The Servicer shall provide each Rating Agency prior notice of the content of any proposed amendment to this 1999-A Servicing Supplement or the Servicing Agreement, whether or not such amendment relates to the 1999-A SUBI or requires approval of any Rating Agency. Any notice of any such amendment or modification as to which notice is required to be given to any Rating Agency shall contain both the substance and form of the proposed amendment or modification.

         (d) Any amendment to the Origination Trust Agreement that applies to or affects the UTI or any Other SUBI, in addition to the 1999-A SUBI Sub-Trust, shall also be subject to the foregoing provisions of this Section 12.02. Notwithstanding the foregoing, this Section 12.02 does not modify or supersede any provision in the Origination Trust Agreement. Without limiting the foregoing, any amendment of the Origination Trust Agreement or any other SUBI Servicing Agreement that neither applies to nor affects the 1999-A SUBI shall not require the consent of (i) the Beneficiaries of the 1999-A SUBI Certificates, (ii) the Beneficiaries of the Retained 1999-A SUBI Certificates or
(iii) the 1999-A Owner Trustee.

         Section 12.03. GOVERNING LAW. THIS 1999-A SERVICING SUPPLEMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 12.04. NOTICES. The notice provisions of Section 6.05 of the Servicing Agreement shall apply equally to this 1999-A Servicing Supplement, provided that any notice to the 1999-A Indenture Trustee shall be addressed as follows:

                           The Bank of New York
                           101 Barclay Street
                           Floor 12E
                           New York, New York 10286
                           Attention:  Honda Auto Lease Trust 1999-A

and any notice to the 1999-A Owner Trustee shall be addressed as follows:

                           U.S. Bank National Association
                           One Illinois Center
                           111 East Wacker Drive, Suite 3000
                           Chicago, Illinois 60601
                           Attention:  Corporate Trust Office

                  Any of the Servicer, the Origination Trustee, the 1999-A Owner Trustee and the 1999-A Indenture Trustee may change its address for notices hereunder by giving notice of such change to the other such Persons. All notices and demands (i) shall be deemed to have been given upon delivery or tender of delivery thereof to any officer or other duly authorized recipient of the Person entitled to receive such notices and demands at the address of such Person for notices hereunder, (ii) if given by the Origination Trustee shall be deemed to have been given by all of the beneficiaries of the Origination Trust, (iii) if given by the 1999-A Owner Trustee shall be deemed to be given by the Certificateholders and (iv) if given by the 1999-A Indenture Trustee shall be deemed to be given by the Noteholders.

         Section 12.05. SEVERABILITY. If any one or more of the covenants, agreements, provisions or terms of this 1999-A Servicing Supplement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this 1999-A Servicing Supplement, and shall in no way affect the validity or enforceability of the remaining covenants, agreements and provisions or the rights of the parties hereto. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this 1999-A Servicing Supplement invalid or unenforceable in any respect.

         Section 12.06. INSPECTION AND AUDIT RIGHTS. The Servicer agrees that, on reasonable prior notice, it will permit any representative or designee of the Origination Trustee, on behalf of the Origination Trust, during the normal business hours of the Servicer, to examine all books of account, records, reports and other papers of the Servicer relating to the Trust Assets, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Origination Trustee, and to discuss the affairs, finances and accounts relating to the Trust Assets with its officers, employees and Independent Accountants (and by this provision the Servicer hereby authorizes such Independent Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Such rights shall include, but shall not be limited to, any off-site storage facilities at which any data (including computerized records), together with all operating software and appropriate documentation, may be held. The Origination Trustee agrees to keep confidential all the confidential information of the Servicer acquired during any such examination as if such information were its own confidential information, except to the extent necessary for the purposes of this 1999-A Servicing Supplement. The expenses incident to the exercise by the Origination Trustee of any right under this
Section 12.06 shall be reimbursable by the Servicer.

         Section 12.07. THIRD PARTY BENEFICIARIES. The provisions of this 1999-A Servicing Supplement insofar as they relate to the 1999-A SUBI Sub-Trust shall be binding upon and inure to the benefit of the respective parties and their permitted successors and assigns, the Origination Trustee on behalf of the Origination Trust, the 1999-A Owner Trustee, the 1999-A Indenture Trustee and each of the holders of any legal or beneficial interest in the 1999-A SUBI Certificates, the Retained 1999-A SUBI Certificates or the 1999-A Residual Value Insurance Certificates (including without limitation the 1999-A Owner Trustee, the 1999-A Indenture Trustee, the Certificateholders, the Noteholders, HTC LP and HTD LP), who shall be considered to be third party beneficiaries hereof. Except as provided in this 1999-A Servicing Supplement, no other Person will have any right or obligation hereunder.

         Section 12.08. TABLE OF CONTENTS, ARTICLE AND SECTION HEADINGS. The Table of Contents, Article and Section headings herein are for convenience of reference only, and shall not define or limit any of the provisions hereof.

         Section 12.09. COUNTERPARTS. This 1999-A Servicing Supplement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Section 12.10. FURTHER ASSURANCES. Each party will do such acts, and execute and deliver to any other party such additional documents or instruments as may be reasonably requested, in order to effect the purposes of this 1999-A Servicing Supplement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

Section 12.11. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege under this 1999-A Servicing Supplement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this 1999-A Servicing Supplement and any supplements are cumulative and not exhaustive of any rights, remedies, powers and privileges provided at law, in equity or otherwise.

         Section 12.12. NO PETITION. Each of the parties hereto covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Notes and the Certificates have been paid in full, and (b) all obligations due under any other Securitization have been paid in full, it will not institute against, or join any other Person in instituting against, the 1999-A Securitization Trust, HTA LP, HTB LP, HTC LP, HTD LP, any general partner of HTA LP, HTB LP, HTC LP or HTD LP, the Origination Trustee, the Origination Trust, any Special Purpose Affiliate, any UTI Beneficiary, any Beneficiary, and any general partner or member (as applicable) of a Beneficiary or a Special Purpose Affiliate, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the 1999-A Indenture Trustee's or 1999-A Owner Trustee's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This Section 12.12 shall survive the termination of this 1999-A Servicing Supplement or the resignation or removal of the 1999-A Owner Trustee or the 1999-A Indenture Trustee under the 1999-A Securitization Trust Agreement or the Indenture, respectively.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this 1999-A Servicing Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.


                               AMERICAN HONDA FINANCE CORPORATION,
                                    as Servicer



                               By:           /S/ Y. KOHAMA
                                  ---------------------------------------
                                     Name:   Y. Kohama
                                     Title:  President


                               HVT, INC.,
                                 as Origination Trustee of the HONDA LEASE TRUST



                               By:             /S/ PATRICIA M. CHILD
                                  ---------------------------------------
                                     Name:   Patricia M. Child
                                     Title:  Vice President


                               HONDA TITLING A L.P., as UTI Beneficiary

                               By:   HONDA TITLING A LLC, its general partner

                               By:   HONDA TITLING INC., its manager



                               By:            /S/ Y. KOHAMA
                                  ---------------------------------------
                                     Name:    Y. Kohama
                                     Title:   President


                               HONDA TITLING B L.P., as UTI Beneficiary

                               By:   HONDA TITLING B LLC, its general partner

                               By:   HONDA TITLING INC., its manager



                               By:            /S/ Y. KOHAMA
                                  ---------------------------------------
                                     Name:    Y. Kohama
                                     Title:   President

                               U.S. BANK NATIONAL ASSOCIATION,
                                    as Trust Agent



                               By:             /S/ PATRICIA M. CHILD
                                  ---------------------------------------
                                     Name:   Patricia M. Child
                                     Title:  Vice President


Acknowledged and Agreed:

THE BANK OF NEW YORK,
    as Indenture Trustee



By:               /S/ KELLY A. SHEAHAN
   --------------------------------------------
      Name:     Kelly A. Sheahan
      Title:    Assistant Vice President


U.S. BANK NATIONAL ASSOCIATION,
    as Owner Trustee



By:               /S/ PATRICIA M. CHILD
   --------------------------------------------
      Name:     Patricia M. Child
      Title:    Vice President

                                                                       EXHIBIT A


                        SCHEDULE OF 1999-A CONTRACTS AND
                  1999-A LEASED VEHICLES AS OF THE CUTOFF DATE


         [Omitted. Copies on file with the Servicer, the Origination Trustee, the 1999-A Owner Trustee and the 1999-A Indenture Trustee.]

                                                                       EXHIBIT B


                         FORM OF SERVICER'S CERTIFICATE

                      AMERICAN HONDA FINANCE CORPORATION
            Servicer's Certificate - Honda Auto Lease Trust 1999-A
                Distribution Date of Collection Period of



POOL DATA - ORIGINAL DEAL PARAMETERS

Aggregate Net Investment Value (ANIV)

Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate (Discounted)
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage (annual)


POOL DATA - CURRENT MONTH

 Aggregate Net Investment Value
 Number of Current Contracts
 Weighted Average Lease Rate (Discounted)
 Weighted Average Lease Rate
 Weighted Average Remaining Term

-------------------------------------------------------------------------------
RESERVE FUND:

 Initial Deposit Amount
 Specified Reserve Fund Percentage (If Tests i, ii and iii are satisfied) Specified Reserve Fund Amount (If Tests i, ii and iii are satisfied) Specified Reserve Fund Percentage (If Tests i, ii or iii are not satisfied) Specified Reserve Fund Amount (If Tests i, ii or iii are not satisfied)

 Beginning Balance
 Net Investment Income Retained
 Excess Reserve Amount Released
 Deposit Amount
 Withdrawal Amount
 Ending Balance
 Specified Reserve Fund Balance
 Net Investment Income

 Cumulative Withdrawal Amount
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CREDIT LOSSES:                                            VEHICLE COUNT    AMOUNT
 Contracts Charged-off During the Collection Period
 Discounted Principal Balance
 Net Liquidation Proceeds for the Collection Period
 Recoveries - Previously Charged-off Contracts

    Aggregate Credit Losses for the Collection Period

 Repossessions for the Collection Period
 Cumulative Credit Losses for all Periods

 Ratio of Net Credit Losses to the Average ANIV Balance
 for Each Collection Period:
   Second Preceding Collection Period
   First Preceding Collection Period
   Current Collection Period
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TEST (i) (CHARGE-OFF RATE TEST)
Three Month Average
Charge-off Rate Test (Test Satisfied if LESS THAN = 1.5%)
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   DISCOUNTED
DELINQUENT CONTRACTS:                                                            PERCENT   ACCOUNTS   PERCENT   PRINCIPAL BALANCE
 31 - 60 Days Delinquent
 61 - 90 Days Delinquent
 Over 90 Days Delinquent
  Total Delinquencies


Ratio of Number of Contracts Delinquent More than 60 days to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):
  Second Preceding Collection Period
  First Preceding Collection Period
  Current Collection Period
------------------------------------------------------------------------------------------------------------------------------

TEST (ii) (DELINQUENCY RATE TEST)

Three Month Average
Delinquency Rate Test (Test satisfied if LESS THAN = 1.5%)

------------------------------------------------------------------------------------------------------------------------------

RESIDUAL VALUE (GAIN) LOSS:                                                                       VEHICLES
 Matured Lease Vehicle Inventory Sold
 Net Liquidation Proceeds
 Net Residual Value (Gain) Loss
 Cumulative Residual Value (Gain) Loss at periods


                                                                                                  AVERAGE                AVERAGE
MATURED VEHICLES SOLD FOR                              NUMBER        SCHEDULED        SALE    NET LIQUIDATION            RESIDUAL
EACH COLLECTION PERIOD:                                 SOLD         MATURITIES       RATIO       PROCEEDS                VALUE

 Second Preceding Collection Period
 First Preceding Collection Period
 Current Collection Period
 Three Month Average
Ratio of Three Month Average Net Liquidation Proceeds
  to Average Residual Value
                                                                                                                     -----------

---------------------------------------------------------------------------------------------------------------------------------


                                                                                                     CURRENT PERIOD
TEST (iii) (RESIDUAL VALUE TEST)                                                                       AMOUNT/RATIO       TEST MET?
a) Number of Vehicles sold GREATER THAN 45% of Scheduled Maturities and GREATER THAN = 500 Scheduled
   Maturities
b) 3 Month Average Matured Leased Vehicle Proceeds LESS THAN 75% of Average Residual Values
Residual Value test (Test Satisfied if tests a and b = Yes)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
 SERVICERS FEE DUE:                                                                                                        AMOUNT
 Prior Cumulative Servicer's Fee Shortfall
 Servicer's Fee Due This Collection Period
 Servicer's Fee Paid

 Current Cumulative Servicer's Fee Shortfall
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------

ADVANCES AND PAYAHEADS:                                                                                                    AMOUNT
 Advances
 Prior Outstanding Servicer Advances
 Net Advance/(Recovery) This Period
 Nonrecoverable Prior Advances
 Current Outstanding Servicer Advances
 Payahead Account
 Prior Outstanding Payahead Balance
 Net Allocation/(Collections) of Advanced Payments This Period
 Current Outstanding Payahead Balance

---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            SECURITIES           CLASS A1      CLASS A2      CLASS A3      CLASS A4
                                                  TOTAL     BALANCE (99.8%)      BALANCE       BALANCE       BALANCE       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest
  Scheduled Interest Collections

  Interest Related to Prepayments in Full
  Interest Related to Full Term and Over Term Payoffs
  Interest Related to Reallocation Payments
  Excess Liquidation Proceeds
       Available Interest
Principal
  Scheduled Principal Collections
  Prepayments in Full
  Full Term and Over Term Payoffs
  Reallocation Payment
  Net Liquidation Proceeds
  Recoveries
       Available Principal
Withdrawal from Reserve Fund
Total of Sources for Distribution

DISTRIBUTIONS:
Interest
  Transferor Interest
  Capped Trustee Fees
  Class A Interest
  Class A Interest Carryover Shortfalls
  Class B Interest
  Class B Interest Carryover Shortfalls
  Class C Interest
  Class C Interest Carryover Shortfalls
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's Fee
  Unpaid Servicer's Fees Related to Prior Collection Periods
  Reserve Fund Deposit
  Certificate Interest
  Certificate Interest Carryover Shortfall
  Class A Covered Loss Amount
  Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall
  Class B Covered and Uncovered Loss Amount
  Class C Covered and Uncovered Loss Amount
  Class B Note Principal Loss Carryover Shortfall
  Class C Note Principal Loss Carryover Shortfall
  Class B Note Interest on Principal Loss Carryover Shortfall
  Class C Note Interest on Principal Loss Carryover Shortfall
  Certificate Principal Loss Amount/Certificate Principal
  Carryover Shortfall
  Uncapped Administrative Expenses (paid to the Trustee)
  Excess Interest to Transferor
    Total Distributions of Interest

Principal
  Transferor Principal
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes
  Principal Distribution to A-5 and C Notes
  Principal Distribution to Certificates
        Total Distributions of Principal

Note Certificate Interest Carryover Shortfalls
  Beginning Balance
  Current Period Increase (Decrease)
  Ending Balance
Note Certificate Principal Loss Amount
  Beginning Balance
  Current Period Increase (Decrease)
  Ending Balance
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A5   CLASS B    CLASS C    CERTIFICATE    TRANSFER INTEREST
                                                             BALANCE    BALANCE    BALANCE      BALANCE            BALANCE
------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest
  Scheduled Interest Collections

  Interest Related to Prepayments in Full
  Interest Related to Full Term and Over Term Payoffs
  Interest Related to Reallocation Payments
  Excess Liquidation Proceeds
       Available Interest
Principal
  Scheduled Principal Collections
  Prepayments in Full
  Full Term and Over Term Payoffs
  Reallocation Payment
  Net Liquidation Proceeds
  Recoveries
       Available Principal
Withdrawal from Reserve Fund
Total of Sources for Distribution

DISTRIBUTIONS:
Interest
  Transferor Interest
  Capped Trustee Fees
  Class A Interest
  Class A Interest Carryover Shortfalls
  Class B Interest
  Class B Interest Carryover Shortfalls
  Class C Interest
  Class C Interest Carryover Shortfalls
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's Fee
  Unpaid Servicer's Fees Related to Prior Collection Periods
  Reserve Fund Deposit
  Certificate Interest
  Certificate Interest Carryover Shortfall
  Class A Covered Loss Amount
  Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall
  Class B Covered and Uncovered Loss Amount
  Class C Covered and Uncovered Loss Amount
  Class B Note Principal Loss Carryover Shortfall
  Class C Note Principal Loss Carryover Shortfall
  Class B Note Interest on Principal Loss Carryover Shortfall
  Class C Note Interest on Principal Loss Carryover Shortfall
  Certificate Principal Loss Amount/Certificate Principal
  Carryover Shortfall
  Uncapped Administrative Expenses (paid to the Trustee)
  Excess Interest to Transferor
    Total Distributions of Interest

Principal
  Transferor Principal
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes
  Principal Distribution to A-5 and C Notes
  Principal Distribution to Certificates
        Total Distributions of Principal

Note Certificate Interest Carryover Shortfalls
  Beginning Balance
  Current Period Increase (Decrease)
  Ending Balance
Note Certificate Principal Loss Amount
  Beginning Balance
  Current Period Increase (Decrease)
  Ending Balance
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            SECURITIES           CLASS A1      CLASS A2      CLASS A3      CLASS A4
                                                  TOTAL     BALANCE (99.8%)      BALANCE       BALANCE       BALANCE       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions
  Principal Distributions
        Total Distributions


ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Initial Note Certificate Balance
  Percent of ANIV
  Class Allocation Percentage
  Note Certificate Factor
  Note Certificate Rate
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)
  Note Certificate Balance
  Percent of ANIV
  Class Allocation Percentage
  Note Certificate Factor
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)
  Note Certificate Balance
  Percent of ANIV
  Class Allocation Percentage
  Note Certificate Factor
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period

I hereby certify to the best of my knowledge that the report provided is true and correct.


-----------------------------------------


---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A5       CLASS B        CLASS C        CERTIFICATE        TRANSFER INTEREST
                                                 BALANCE        BALANCE        BALANCE          BALANCE                BALANCE
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions
  Principal Distributions
        Total Distributions


ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Initial Note Certificate Balance
  Percent of ANIV
  Class Allocation Percentage
  Note Certificate Factor
  Note Certificate Rate
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)
  Note Certificate Balance
  Percent of ANIV
  Class Allocation Percentage
  Note Certificate Factor
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)
  Note Certificate Balance
  Percent of ANIV
  Class Allocation Percentage
  Note Certificate Factor
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period

I hereby certify to the best of my knowledge that the report provided is true and correct.


-----------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                  ARTICLE SEVEN
                                   DEFINITIONS

         Section 7.01.       Definitions.........................................................................6

         Section 7.02.       Interpretation......................................................................6

                                  ARTICLE EIGHT
                             CREATION OF 1999-A SUBI

         Section 8.01.       Initial Creation of the 1999-A SUBI Portfolio and 1999-A
                  SUBI Sub-Trust; Representations and Warranties.................................................7

         Section 8.02.       Servicer Payment in Respect of Certain Leases and Leased
                  Vehicles.......................................................................................7

         Section 8.03.       Filings.............................................................................8

         Section 8.04.       Representations and Warranties of the Servicer......................................8

                                  ARTICLE NINE
         SPECIFIC REQUIREMENTS FOR ADMINISTRATION AND SERVICING OF
                         LEASES IN 1999-A SUBI PORTFOLIO

         Section 9.01.       Servicer Bound by Servicing Agreement...............................................9

         Section 9.02.       Collection of Monthly Lease Remittances; Application of
                  Proceeds; Accounts.............................................................................9

         Section 9.03.       Records............................................................................15

         Section 9.04.       Advances...........................................................................16

         Section 9.05.       Payment of Certain Fees and Expenses; No Offset....................................16

         Section 9.06.       Servicing Compensation.............................................................17

         Section 9.07.       Repossession and Sale of Leased Vehicles...........................................17

         Section 9.08.       Third Party Claims.................................................................17

         Section 9.09.       Insurance Policies.................................................................17

         Section 9.10.       Servicer Resignation; Assignment...................................................18

         Section 9.11.       Insurance Coverage in Respect of Leased Vehicles...................................18

         Section 9.12.       Corporate Existence; Status; Merger................................................19

         Section 9.13.       Servicer Administrative Duties under the 1999-A Securitization
                  Documents ....................................................................................19

                                   ARTICLE TEN
                             STATEMENTS AND REPORTS

         Section 10.01.      Reporting by the Servicer..........................................................20

         Section 10.02.      Annual Accountants' Reports........................................................20

         Section 10.03.      Other Certificates and Notices from Servicer.......................................20

         Section 10.04.      Tax Returns........................................................................20

                                 ARTICLE ELEVEN
                           SERVICER TERMINATION EVENTS

         Section 11.01.      Servicer Termination Events; Termination of Servicer...............................21

                                 ARTICLE TWELVE
                                  MISCELLANEOUS

         Section 12.01.      Termination of Agreement...........................................................22

         Section 12.02.      Amendment..........................................................................22

         Section 12.03.      Governing Law......................................................................23

         Section 12.04.      Notices............................................................................24

         Section 12.05.      Severability.......................................................................24

         Section 12.06.      Inspection and Audit Rights........................................................24

         Section 12.07.      Third Party Beneficiaries..........................................................25

         Section 12.08.      Table of Contents, Article and Section Headings....................................25

         Section 12.09.      Counterparts.......................................................................25

         Section 12.10.      Further Assurances.................................................................25

         Section 12.11.      No Waiver; Cumulative Remedies.....................................................25

         Section 12.12.      No Petition........................................................................25

                                    EXHIBITS

         EXHIBIT A           Schedule of 1999-A Contracts and 1999-A Leased
                             Vehicles as of the Cutoff Date....................................................A-1

         EXHIBIT B           Form of Servicer's Certificate....................................................B-1



                                      -ii-